UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Robert-Bourassa Blvd., Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

Effective July 31, 2012, we completed the final step of the transaction pursuant to which we acquired the remaining outstanding shares of Fibrek Inc. (or “Fibrek”), following the approval of Fibrek’s shareholders on July 23, 2012, and the issuance of a final order of the Quebec Superior Court in Canada (the “Superior Court”) approving the arrangement on July 27, 2012. Certain former shareholders of Fibrek exercised rights of dissent in respect of the transaction, asking for a judicial determination of the fair value of their shares under the Canada Business Corporations Act. For additional information, see Note 14 “Commitments and Contingencies” in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2019.

On September 26, 2019, the Superior Court rendered a decision fixing the fair value of the shares of the dissenting shareholders at Cdn $1.99 per share, or Cdn $30.6 million in aggregate, plus interest and an additional indemnity, for a total currently estimated at approximately Cdn $43.9 million ($33 million, based on the exchange rate in effect on September 26, 2019) payable in cash. Of this total amount, Cdn $19.3 million ($15 million, based on the exchange rate in effect on September 26, 2019) is payable immediately. The payment of the remaining portion of the consideration and its timing will be dependent on the Company’s decision to appeal, as well as the outcome of such appeal, if any. The Company is reviewing the judgment and evaluating its options. As previously reported, we have accrued Cdn $14 million ($11 million, based on the exchange rate in effect on September 26, 2019) for the payment of the dissenting shareholders’ claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: September 26, 2019	By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon Title: Senior Vice President and Chief Legal Officer